Rate Sheet Prospectus Supplement Dated April 26, 2021
To The Prospectus Dated April 26, 2021 For

ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (referred to as the “charges”) for the Return of Premium Guaranteed Minimum Death Benefit (“GMDB”). This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES” and “DEATH BENEFIT” sections in the prospectus.

The charges below apply for applications signed on or after April 26, 2021.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The current annual charge for the Return of Premium GMDB add-on benefit is:

Add-on Benefit Name	Current Annual Charge
Return of Premium GMDB	0.20%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[3]	0.20%[3]

3.    The minimum and maximum fees reflect an annualized percentage of Contract Value.

In order for you to receive the charges disclosed in this Supplement, your application must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. Once your Contract is issued with the add-on benefit, the charges disclosed in this Supplement will not change as long as you own the the add-on benefit, however the charges will be subject to any charge increase provisions outlined in your Contract.

Subject to the timing requirements stated above, if the charges that we are currently offering on the day your Contract is issued are more beneficial to you than the charges we were offering on the date you signed your application, you will receive the more beneficial set of charges. For example, if the current annual charges we are currently offering on the day your Contract is issued are higher than the charges we were offering on the date you signed your application, your Contract will be issued with the charges that were in effect on the day you signed your application, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your Contract is issued are lower than the charges we were offering on the date you signed your application, you will receive the lower set of charges, subject to meeting the timing requirements above.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the charges applicable to your add-on benefits, or contact our Service Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Service Center at 1-800-599-5651, and are also available at www.jackson.com/product-literature-1.html.

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To be used with JMV21086NY 04/21

NPV100170 04/21